                                                               Sub-item 77Q1(a)

                               AMENDMENT NO. 24
                                      TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                      OF
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   This Amendment No. 24 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends, effective April 29, 2013 the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco V.I. High Yield Securities Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

       1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

       2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

       3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 29, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1
                                  "SCHEDULE A

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                                -------------------------------------
Invesco V.I. Balanced-Risk Allocation    Series I Shares
Fund                                     Series II Shares

Invesco V.I. Core Equity Fund            Series I Shares
                                         Series II Shares

Invesco V.I. Diversified Income Fund     Series I Shares
                                         Series II Shares

Invesco V.I. Diversified Dividend Fund   Series I Shares
                                         Series II Shares

Invesco V.I. Equally-Weighted S&P 500    Series I Shares
Fund                                     Series II Shares

Invesco V.I. Global Core Equity Fund     Series I Shares
                                         Series II Shares

Invesco V.I. Global Health Care Fund     Series I Shares
                                         Series II Shares

Invesco V.I. Global Real Estate Fund     Series I Shares
                                         Series II Shares

Invesco V.I. Government Securities Fund  Series I Shares
                                         Series II Shares

Invesco V.I. High Yield Fund             Series I Shares
                                         Series II Shares

Invesco V.I. International Growth Fund   Series I Shares
                                         Series II Shares

Invesco V.I. Mid Cap Core Equity Fund    Series I Shares
                                         Series II Shares

Invesco V.I. Money Market Fund           Series I Shares
                                         Series II Shares

Invesco V.I. S&P 500 Index Fund          Series I Shares
                                         Series II Shares

Invesco V.I. Small Cap Equity Fund       Series I Shares
                                         Series II Shares

Invesco V.I. Technology Fund             Series I Shares
                                         Series II Shares

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PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                                -------------------------------------
Invesco V.I. Utilities Fund              Series I Shares
                                         Series II Shares

Invesco V.I. American Franchise Fund     Series I Shares
                                         Series II Shares

Invesco V.I. American Value Fund         Series I Shares
                                         Series II Shares

Invesco V.I. Comstock Fund               Series I Shares
                                         Series II Shares

Invesco V.I. Equity and Income Fund      Series I Shares
                                         Series II Shares

Invesco V.I. Growth and Income Fund      Series I Shares
                                         Series II Shares

Invesco V.I. Mid Cap Growth Fund         Series I Shares
                                         Series II Shares

Invesco V.I. Value Opportunities Fund    Series I Shares
                                         Series II Shares"